(BULL LOGO)

Merrill Lynch Investment Managers

Annual Report
June 30, 2001


Merrill Lynch
Developing
Capital Markets
Fund, Inc.

www.mlim.ml.com


Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Printed on post-consumer recycled paper


Merrill Lynch Developing Capital Markets Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Merrill Lynch Developing Capital Markets Fund, Inc.



Asset Allocation
As a Percentage* of
Net Assets as of
June 30, 2001

A map illustrating the following percentages:

Mexico                14.8%
Ghana                  0.1%
Egypt                  1.2%
South Africa          10.3%
Israel                 4.3%
Malayasia              2.8%
Indonesia              0.2%
Taiwan                 9.9%
Philippines            1.4%
Venezuela              0.6%
Brazil                 8.2%
Hungary                1.6%
Czech Republic         1.3%
Poland                 1.4%
Russia                 6.8%
Greece                 1.8%
Turkey                 1.1%
India                  5.9%
Thailand               1.1%
China                 10.5%
Hong Kong              0.3%
South Korea           12.8%


*Total may not equal 100%.


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2001


DEAR SHAREHOLDER


For the six-month period ended June 30, 2001, Merrill Lynch Developing Capital Markets Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +2.95%, +2.36%, +2.37% and +2.78%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 - 6 of this report to shareholders.) This compared favorably relative to the -1.78% return of the unmanaged Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index and the Fund's peer group average of Emerging Markets Funds, as measured by Lipper Inc., of -0.46% for the same six-month period. The Fund's outperformance stemmed largely from our stock holdings in China and India, and our weighting in Russia.


Fiscal Year in Review
For the 12 months ended June 30, 2001, the Fund's Class A, Class B, Class C and Class D Shares had total returns of -24.09%, -24.91%, -24.92% and -24.34%. This compared favorably to the Fund's benchmark, the MSCI EMF Index, which had a total return of -25.92%. Our Lipper peer group had an average total return of -24.29% for the same 12-month period. The Fund's outperformance relative to the benchmark Index stemmed from our overweighting and stock holdings in China/Hong Kong and Malaysia, and our relatively large weighting in Russia. Offsetting some of these positive results were weaker contributions from our equity holdings in Mexico and South Africa.


Investment Overview
It appears currently that the recovery in the global economy may occur later than had been previously forecasted. The period of uncertainty in the world's equity markets has therefore been extended, notwithstanding the monetary easing by the US Federal Reserve Board. Investors continue to be averse to risk and this aversion has been reinforced by chronic market crises in Turkey and Argentina. The Fund's investments in these two markets are negligible, but other emerging markets are also affected by negative investor sentiment and the outflow of capital. Furthermore, the delayed recovery in the major economies is detrimental to Asian companies that rely on IT-related investments. These include semiconductor companies, software developers, foundries and hardware distributors. In this environment, we have sought to enhance the Fund's performance by focusing on stocks with valuation support and by maintaining the broad diversification of our portfolio.

During the past six months, we increased our investments in China/Hong Kong, Russia and South Africa. Our two largest holdings in the Chinese market are China Mobile (Hong Kong) Limited and China Unicom Limited, the duopoly which provides wireless services. China has the only telecommunication market in the world that is seeing strong growth momentum in subscribers and earnings. In terms of number of subscribers added, both companies have even seen accelerated growth in the six months ended June 30, 2001, which was a record year in 2000. Also unique is that these two companies are benefiting from the over-investment problems of the global telecommunications industry. As the leading equipment buyers in a world of desperate equipment suppliers, both companies have been obtaining extremely favorable terms for their purchases over the past year. This enables them to lower prices without sacrificing margins. Furthermore, we believe that as usage fees and cellular handset prices come down, affordability of their services in China will improve.

When we added a position in Gazprom, the Russian gas monopoly and the world's largest gas company, its valuations were close to half that of the Russian oil companies and an even smaller fraction of the major international oil companies. It was a stock associated with nearly all the risks that the Russian market was known for, including poor corporate governance, mismanagement of assets, a shareholding structure that disfavors foreign investors, a politicized product pricing regime and non-payment problems. Since then, largely as a result of ongoing management changes, these problems are finally starting to be addressed and the stock has rallied. We have taken some profits in the stock, but continue to hold a position. We believe that it is still inexpensive, and is currently associated with many of the things that are changing for the better in Russia, including professionalism in management, transparency in reporting, market-determined pricing, improving cash payments and responsibility to shareholders.

In South Africa, we expect the capital and currency markets to be supported by an improving flow of investments, a more stable currency, and further reductions in interest rates. The domestic demand outlook remains lackluster, however, so our holdings are primarily companies that derive significant profits outside of South Africa. One such holding is South African Breweries PLC. Although it is extremely profitable and is the far dominant force in the domestic beverage market, it is experiencing minimal volume growth in its home market and, in fact, is losing market share. Its international operations, on the other hand, are growing rapidly as both market share and margins are improving. This division, which contributes 40% of EBITDA (a "cash flow" measure), encompasses brewery activities in China, Poland, Czech Republic, Hungary and Russia.


In Conclusion
As we mentioned, it appears presently that the recovery in the global economy may occur later than had been previously forecasted. We would therefore expect a protracted period of uncertainty in developing markets that will heighten risk aversion by investors. In this environment, we will look to maintain our strategy of improving the Fund's performance by focusing on stocks with valuation support and through the broad diversification of our portfolio.

We thank you for your interest in Merrill Lynch Developing Capital Markets Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Grace Pineda)
Grace Pineda
Senior Vice President and
Portfolio Manager



August 14, 2001




Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2001


PERFORMANCE DATA



About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after 6 years. All Class B Shares purchased prior to June 1, 2001, will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Total Return
Based on a
$10,000
Investment

A line graph depicting the growing of a $10,000 investment in Merrill Lynch Developing Capital Markets Fund, Inc.++ Class A
Shares* compared to a similar investment in the Morgan Stanley
Capital International Emerging Markets Free Index++++.
Beginning and ending values are:

                                          6/91       6/01

ML Developing Capital Markets
Fund, Inc.++- Class A Shares*           $ 9,475     $12,877

Morgan Stanley Capital International
Emerging Markets Free Index++++         $10,000     $16,003


A line graph depicting the growing of a $10,000 investment in Merrill Lynch Developing Capital Markets Fund, Inc.++ Class B
Shares* compared to a similar investment in the Morgan Stanley
Capital International Emerging Markets Free Index++++.
Beginning and ending values are:

                                          6/91       6/01

ML Developing Capital Markets
Fund, Inc.++- Class B Shares*           $10,000     $ 8,008

Morgan Stanley Capital International
Emerging Markets Free Index++++         $10,000     $ 7,325


A line graph depicting the growing of a $10,000 investment in Merrill Lynch Developing Capital Markets Fund, Inc.++ Class C and Class D Shares* compared to a similar investment in the Morgan Stanley Capital International Emerging Markets Free Index++++. Beginning and ending values are:

                                          6/91       6/01

ML Developing Capital Markets
Fund, Inc.++- Class C Shares*           $10,000     $ 6,964

ML Developing Capital Markets
Fund, Inc.++- Class D Shares*           $ 9,475     $ 6,964

Morgan Stanley Capital International
Emerging Markets Free Index++++         $10,000     $ 6,561


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++ML Developing Capital Markets Fund, Inc. invests in securities, principally equities, of issuers in countries having smaller capital markets.
++++This unmanaged Index measures the total returns of emerging foreign stock markets in Europe, Asia and the Far East. The starting date for the Index in the Class B Shares' graph is from 7/31/94 and in the Class C & Class D Shares' graph is from 10/31/94.


Average Annual
Total Return


                                     % Return Without % Return With
Class A Shares*                        Sales Charge   Sales Charge**

One Year Ended 6/30/01                    -24.09%        -28.08%
Five Years Ended 6/30/01                   -5.35          -6.36
Ten Years Ended 6/30/01                    +3.11          +2.56

*Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been somewhat lower than shown for the ten-year period.) **Assuming maximum sales charge.


                                         % Return        % Return
Class B Shares*                        Without CDSC    With CDSC**

One Year Ended 6/30/01                    -24.91%        -27.91%
Five Years Ended 6/30/01                   -6.34          -6.69
Inception (7/01/94) to 6/30/01             -3.13          -3.13

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
Class C Shares*                        Without CDSC    With CDSC**

One Year Ended 6/30/01                   -24.92%         -25.68%
Five Years Ended 6/30/01                  -6.35           -6.35
Inception (10/21/94) to 6/30/01           -5.27           -5.27

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
Class D Shares*                        Sales Charge   Sales Charge**

One Year Ended 6/30/01                    -24.34%        -28.31%
Five Years Ended 6/30/01                   -5.59          -6.60
Inception (10/21/94) to 6/30/01            -4.50          -5.27

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2001


PERFORMANCE DATA (concluded)

Recent
Performance
Results*
                                                                                             Ten Years/
                                                                6 Month        12 Month   Since Inception
As of June 30, 2001                                           Total Return   Total Return   Total Return
ML Developing Capital Markets Fund Class A Shares                +2.95%        -24.09%        +35.90%
ML Developing Capital Markets Fund Class B Shares                +2.36         -24.91         -19.93
ML Developing Capital Markets Fund Class C Shares                +2.37         -24.92         -30.36
ML Developing Capital Markets Fund Class D Shares                +2.78         -24.34         -26.52

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge were included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's ten year/since inception periods are ten years for Class A
Shares, from 7/01/94 for Class B Shares and from 10/21/94 for Class
C & Class D Shares.


CONSOLIDATED SCHEDULE OF INVESTMENTS                                                                (in US dollars)
                                     Shares                                                                Percent of
AFRICA         Industries             Held             Investments                                 Value   Net Assets
Ghana          Beverages            432,827    ++Guinness Ghana Limited                      $      53,638      0.1%

                                               Total Investments in Ghana                           53,638      0.1

South Africa   Banks                 67,100    ABSA Group Limited                                  315,049      0.3
                                    564,657    FirstRand Limited                                   603,784      0.6
                                     26,443    Nedcor Limited                                      514,991      0.5
                                        250    Nedcor Limited (GDR)(b)(c)                            4,900      0.0
                                                                                             -------------    ------
                                                                                                 1,438,724      1.4

               Beverages             98,260    South African Breweries PLC                         743,526      0.8
                                         35    ++South African Breweries PLC (c)                       265      0.0
                                                                                             -------------    ------
                                                                                                   743,791      0.8

               Containers &         206,492    Nampak Limited                                      295,852      0.3
               Packaging

               Food & Drug          211,352    Shoprite Holdings Limited                           149,704      0.2
               Retailing

               IT Consulting &      109,355    ++Dimension Data Holdings PLC                       417,810      0.4
               Services

               Industrial            93,130    Remgro Limited                                      667,739      0.7
               Conglomerates         72,830    Venfin Limited                                      166,685      0.1
                                                                                             -------------    ------
                                                                                                   834,424      0.8

               Insurance             48,089    Liberty Life Association of Africa Limited          346,586      0.4

               Metals & Mining       65,160    ++Anglo American PLC (e)                            966,722      1.0
                                     31,375    Anglo American PLC (ADR)(a)                         469,059      0.5
                                     22,000    Anglo American Platinum Corporation Limited         979,731      1.0
                                     23,469    AngloGold Limited (ADR)(a)                          420,330      0.4
                                    258,447    Gencor Limited                                    1,083,622      1.1
                                        108    Gold Fields Limited                                     486      0.0
                                     15,781    Impala Platinum Holdings Limited                    790,088      0.8
                                                                                             -------------    ------
                                                                                                 4,710,038      4.8

               Oil & Gas             91,800    Sasol Limited                                       838,127      0.8

               Wireless             161,200    M-Cell Limited                                      369,936      0.4
               Telecommunications
               Services

                                               Total Investments in South Africa                10,144,992     10.3

                                               Total Investments in Africa
                                               (Cost--$10,539,655)                              10,198,630     10.4

EUROPE

Czech Republic Banks                 35,628    ++Komercni Banka AS                                 962,509      1.0

               Diversified           37,095    SPT Telecom AS                                      335,903      0.3
               Telecommunication
               Services

                                               Total Investments in the Czech Republic           1,298,412      1.3

Greece         Banks                 13,380    Alpha Credit Bank                                   281,375      0.3
                                     27,480    National Bank of Greece SA                          805,885      0.8
                                                                                             -------------    ------
                                                                                                 1,087,260      1.1

               Diversified          109,525    Hellenic Telecommunications Organization
               Telecommunication               SA (OTE) (ADR)(a)                                   702,055      0.7
               Services

                                               Total Investments in Greece                       1,789,315      1.8

Hungary        Banks                 20,533    OTP Bank Rt. (GDR)(b)                             1,052,316      1.1

               Oil & Gas             33,642    MOL Magyar Olaj-es Gazipari Rt. (GDR)(b)            474,352      0.5

                                               Total Investments in Hungary                      1,526,668      1.6


CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                    (in US dollars)
EUROPE                               Shares                                                                Percent of
(concluded)    Industries             Held             Investments                                 Value   Net Assets
Poland         Banks                 16,808    ++Bank Polska Kasa Opieki Grupa Pekao SA      $     294,627      0.3%
                                     17,000    Bank Rozwoju Eksportu SA (BRE)                      400,573      0.4
                                                                                             -------------    ------
                                                                                                   695,200      0.7

               Diversified           57,361    Telekomunikacja Polska SA                           251,012      0.3
               Telecommunication     92,800    Telekomunikacja Polska SA (GDR)(b)                  410,176      0.4
                                                                                             -------------    ------
               Services                                                                            661,188      0.7

                                               Total Investments in Poland                       1,356,388      1.4

Russia         Diversified        2,437,800    ++Bashinformsvyaz                                   156,019      0.2
               Telecommunication    129,704    Nizhegorodsvyazinform                               121,403      0.1
                                                                                             -------------    ------
               Services                                                                            277,422      0.3

               Electric           1,459,000    Irkutskenergo                                       113,072      0.1
               Utilities         16,235,000    RAO Unified Energy Systems                        1,839,426      1.9
                                                                                             -------------    ------
                                                                                                 1,952,498      2.0

               Oil & Gas             20,585    LUKoil Holding (ADR)(a)                             987,364      1.0
                                     95,121    OAO Gazprom (ADR)(a)                              1,036,819      1.1
                                    127,092    Surgutneftegaz (ADR)(a)                           1,604,537      1.6
                                                                                             -------------    ------
                                                                                                 3,628,720      3.7

               Wireless              21,600    ++AO VimpelCom (ADR)(a)                             354,456      0.4
               Telecommunications    14,800    ++Mobile Telesystems (ADR)(a)                       405,520      0.4
                                                                                             -------------    ------
               Services                                                                            759,976      0.8

                                               Total Investments in Russia                       6,618,616      6.8

                                               Total Investments in Europe
                                               (Cost--$14,957,351)                              12,589,399     12.9

LATIN
AMERICA

Brazil         Aerospace &           28,650    Embraer-Empresa Brasileira de
               Defense                         Aeronautica SA (ADR)(a)                           1,118,782      1.1

               Banks                 18,252    Uniao de Bancos Brasileiros SA
                                               (Unibanco)(GDR)(b)                                  464,513      0.5

               Diversified          661,203    Itausa-Investimentos Itau SA (Preferred)            589,772      0.6
               Financials

               Diversified          143,080    Embratel Participacoes SA (ADR)(a)                1,070,238      1.1
               Telecommunication
               Services

               Electric          51,540,270    ++Companhia Energetica de Minas
               Utilities                       Gerais SA--CEMIG (Preferred)                        611,476      0.6
                                     40,400    Companhia Paranaense de Energia-Copel
                                               (ADR)(a)                                            303,404      0.3
                                                                                             -------------    ------
                                                                                                   914,880      0.9

               Food & Drug           16,443    ++Companhia Brasileira de Distribuicao
               Retailing                       Grupo Pao de Acucar (ADR)(a)                        381,642      0.4

               Oil & Gas             19,426    Petroleo Brasileiro SA--Petrobras (ADR)(a)          505,076      0.5
                                     21,457    Petroleo Brasileiro SA--Petrobras (Preferred)       501,608      0.5
                                                                                             -------------    ------
                                                                                                 1,006,684      1.0

               Paper & Forest        18,473    Aracruz Celulose SA (ADR)(a)                        345,445      0.4
               Products

               Wireless           1,540,975    ++Celular CRT Participacoes SA (Preferred)          637,208      0.6
               Telecommunications    84,311    Tele Centro Oeste Celular Participacoes
               Services                        SA (ADR)(a)                                         729,290      0.7
                                     35,875    Tele Norte Leste Participacoes SA (ADR)(a)          547,452      0.6
                                 68,446,971    Telemig Celular Participacoes SA                    216,351      0.2
                                      5,180    Telesp Celular Participacoes SA (ADR)(a)             78,477      0.1
                                                                                             -------------    ------
                                                                                                 2,208,778      2.2

                                               Total Investments in Brazil                       8,100,734      8.2

Mexico         Banks                616,900    ++Grupo Financiero Bancomer, SA de CV 'O'           608,924      0.6

               Beverages             39,950    Fomento Economico Mexicano, SA de CV (ADR)(a)     1,710,260      1.7
                                    187,800    ++Pepsi-Gemex SA (GDR)(b)                         1,134,312      1.2
                                                                                             -------------    ------
                                                                                                 2,844,572      2.9

               Construction          88,737    Cemex, SA de CV (ADR)(a)                          2,351,540      2.4
               Materials              5,000    Cemex, SA de CV (Warrants)(d)                         2,283      0.0
                                                                                             -------------    ------
                                                                                                 2,353,823      2.4

               Diversified           79,526    Telefonos de Mexico SA (ADR)(a)                   2,790,567      2.8
               Telecommunication
               Services

               Machinery             44,344    Tubos de Acero de Mexico SA (ADR)(a)                560,952      0.6

               Media                 28,859    ++Grupo Televisa SA (ADR)(a)                      1,154,649      1.2
                                  3,580,336    TV Azteca, SA de CV                               1,422,285      1.5
                                      5,950    TV Azteca, SA de CV (ADR)(a)                         38,140      0.0
                                                                                             -------------    ------
                                                                                                 2,615,074      2.7

               Metals & Mining      130,870    Nuevo Grupo Mexico SA 'B'                           340,586      0.3

               Specialty Retail     370,700    Grupo Elektra, SA de CV                             354,893      0.4

               Wireless              97,176    America Movil, SA de CV (Series L)(ADR)(a)        2,027,091      2.1
               Telecommunication
               Services

                                               Total Investments in Mexico                      14,496,482     14.8

Venezuela      Diversified           23,426    Compania Anonima Nacional Telefonos de
               Telecommunication               Venezuela (CANTV)(ADR)(a)                           549,105      0.6
               Services

                                               Total Investments in Venezuela                      549,105      0.6

                                               Total Investments in Latin America
                                               (Cost--$21,648,656)                              23,146,321     23.6


CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                    (in US dollars)
MIDDLE                               Shares                                                                Percent of
EAST           Industries             Held             Investments                                 Value   Net Assets
Egypt          Banks                 38,239    Commercial International Bank (GDR)(b)        $     328,855      0.3%
                                      4,900    Commercial International Bank (GDR)(b)(c)            42,140      0.0
                                     95,100    Misr International Bank (GDR)(b)                    456,480      0.5
                                                                                             -------------    ------
                                                                                                   827,475      0.8

               Beverages             23,422    ++Al-Ahram Beverages Company S.A.E.
                                               (GDR)(b)(c)                                         267,011      0.3

               Pharmaceuticals       27,059    Egyptian International Pharmaceutical
                                               Industries Company                                   62,476      0.1

                                               Total Investments in Egypt                        1,156,962      1.2

Israel         Banks                279,288    Bank Hapoalim                                       684,490      0.7
                                    339,169    Bank Leumi Le-Israel                                682,405      0.7
                                                                                             -------------    ------
                                                                                                 1,366,895      1.4

               Diversified          256,727    Bezeq Israeli Telecommunication
               Telecommunication               Corporation Ltd.                                    385,398      0.4
               Services

               IT Consulting &       17,772    ++Check Point Software Technologies Ltd.            898,730      0.9
               Services

               Pharmaceuticals       16,352    Teva Pharmaceutical Industries Ltd. (ADR)(a)      1,007,610      1.0

               Semiconductor         13,215    ++Tower Semiconductor Ltd.                          143,654      0.2

               Equipment &           39,460    ++Tower Semiconductor Ltd.                          432,087      0.4
               Products                                                                      -------------    ------
                                                                                                   575,741      0.6

                                               Total Investments in Israel                       4,234,374      4.3

Turkey         Banks             44,871,149    ++Turkiye Garanti Bankasi AS                        225,250      0.2
                                 81,136,552    ++Yapi ve Kredi Bankasi AS                          252,137      0.3
                                                                                             -------------    ------
                                                                                                   477,387      0.5

               Beverages          7,252,579    Anadolu Efes Biracilik ve Malt Sanayii A.S.         277,389      0.3

               Food & Drug        5,377,888    Migros Turk T.A.S.                                  334,243      0.3
               Retailing
                                               Total Investments in Turkey                       1,089,019      1.1

                                               Total Investments in the Middle East
                                               (Cost--$7,764,570)                                6,480,355      6.6

PACIFIC
BASIN/ASIA

China          Airlines             992,000    China Eastern Airlines Corporation Limited 'H'      156,433      0.1
                                    557,000    ++China Southern Airlines Company Limited 'H'       173,172      0.2
                                                                                             -------------    ------
                                                                                                   329,605      0.3


               Automobiles        1,412,874    Qingling Motor Company 'H'                          344,166      0.4

               Chemicals             32,282    Sinopec Beijing Yanhua Petrochemical
                                               Company Limited                                     240,501      0.2

               Computers &          551,600    Legend Holdings Limited                             307,627      0.3
               Peripherals

               Construction       3,679,119    Anhui Conch Cement Co. Ltd. `H'                   1,061,298      1.1
               Materials

               Electric           1,325,000    Beijing Datang Power Generation
               Utilities                       Company Limited `H'                                 450,166      0.5
                                     40,826    Huaneng Power International, Inc. (ADR)(a)          984,723      1.0
                                                                                             -------------    ------
                                                                                                 1,434,889      1.5

               Electronic            62,160    ++Digital China Holdings Limited                     32,475      0.0
               Equipment
               & Instruments

               Oil & Gas             44,435    ++CNOOC Limited (ADR)(a)                            842,043      0.9
                                     41,065    PetroChina Company Limited (ADR)(a)                 837,726      0.8
                                                                                             -------------    ------
                                                                                                 1,679,769      1.7

               Wireless             146,208    ++China Mobile (Hong Kong) Limited (ADR)(a)       3,916,912      4.0
               Telecommunications    53,325    ++China Unicom Limited (ADR)(a)                     943,852      1.0
               Services                                                                      -------------    ------
                                                                                                 4,860,764      5.0

                                               Total Investments in China                       10,291,094     10.5

Hong Kong      Media                 31,000    ++i-CABLE Communications Limited (ADR)(a)           331,700      0.3

                                               Total Investments in Hong Kong                      331,700      0.3

India          Banks                 40,887    ++Housing Development Finance Corporation
                                               Ltd. (HDFC)                                         599,311      0.6
                                     45,483    Housing Development Finance Corporation
                                               Ltd. (HDFC)                                         666,678      0.7
                                        650    ++State Bank of India                                 3,044      0.0
                                                                                             -------------    ------
                                                                                                 1,269,033      1.3

               Chemicals            172,153    Reliance Industries Ltd.                          1,352,265      1.4
                                        160    ++Reliance Industries Ltd.
                                               (Compulsory Demat Shares)                             1,257      0.0
                                                                                             -------------    ------
                                                                                                 1,353,522      1.4

               Diversified               50    ICICI Ltd.                                               77      0.0
               Financials

               Diversified           18,955    Videsh Sanchar Nigam Ltd. (ADR)(a)                  253,997      0.2
               Telecommunication
               Services

               Electric Utilities       432    ++Bombay Electrical Supply                            1,805      0.0

               Household            112,160    Hindustan Lever Ltd.                                489,627      0.5
               Products

               IT Consulting &       16,944    Infosys Technologies Limited                      1,354,854      1.4
               Services

               Metals & Mining       37,300    Hindalco Industries Ltd.                            661,631      0.7

               Tobacco               23,064    ITC Limited                                         370,157      0.4

                                               Total Investments in India                        5,754,703      5.9



CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                    (in US dollars)
PACIFIC BASIN/ASIA                   Shares                                                                Percent of
(continued)    Industries             Held             Investments                                 Value   Net Assets
Indonesia      Diversified           12,426    PT Indosat (Persero) Tbk (ADR)(a)             $     111,213      0.1%
               Telecommunication    448,500    PT Telekomunikasi Indonesia                         126,005      0.1
               Services

                                               Total Investments in Indonesia                      237,218      0.2

Malaysia       Banks                218,400    Malayan Banking Berhad                              591,979      0.6
                                    156,000    Public Bank Berhad 'Foreign'                        107,147      0.1
                                                                                             -------------    ------
                                                                                                   699,126      0.7

               Diversified          258,200    Telekom Malaysia Berhad                             597,937      0.6
               Telecommunication
               Services

               Electric Utilities   244,000    Tenaga Nasional Berhad                              561,842      0.6

               Tobacco               93,700    British American Tobacco Berhad                     856,862      0.9

                                               Total Investments in Malaysia                     2,715,767      2.8

Philippines    Diversified           62,275    Philippine Long Distance Telephone
               Telecommunication               Company (ADR)(a)                                    874,964      0.9
               Services


               Electric Utilities   417,588    ++Manila Electric Company 'B'                       442,082      0.5

                                               Total Investments in the Philippines              1,317,046      1.4

South Korea    Automobiles           34,093    Hyundai Motor Company Ltd.                          741,893      0.8

               Banks                 12,963    Housing & Commercial Bank, Korea                    290,060      0.3
                                     57,788    Kookmin Bank                                        775,395      0.8
                                     40,400    Shinhan Bank                                        414,717      0.4
                                      5,160    Shinhan Bank (GDR)(b)                               105,264      0.1
                                                                                             -------------    ------
                                                                                                 1,585,436      1.6

               Chemicals             15,530    Honam Petrochemical Corporation                     115,236      0.1
                                      2,487    L.G. Chemical Limited                                19,410      0.0
                                      9,121    ++LG Chem, Ltd.                                     121,333      0.1
                                      2,211    ++LG Household & Health Care Ltd.                    50,068      0.1
                                                                                             -------------    ------
                                                                                                   306,047      0.3

               Diversified           11,645    Hyundai Securities                                   91,333      0.1
               Financials            32,464    Samsung Securities Company Ltd.                     923,620      0.9
                                                                                             -------------    ------
                                                                                                 1,014,953      1.0

               Diversified            5,450    Korea Telecom Corporation                           217,916      0.2
               Telecommunication     20,086    Korea Telecom Corporation (ADR)(a)                  441,490      0.5
               Services                                                                      -------------    ------
                                                                                                   659,406      0.7

               Electric Utilities    68,880    Korea Electric Power Corporation                  1,281,735      1.3

               Metals & Mining       59,446    Pohang Iron & Steel Company Ltd. (ADR)(a)         1,172,275      1.2

               Oil & Gas              8,700    SK Corporation                                      110,046      0.1

               Semiconductor         84,770    ++Hynix Semiconductor Inc. (GDR)(b)                 911,278      0.9
               Equipment &           21,001    Samsung Electronics                               3,100,494      3.2
               Products                                                                      -------------    ------
                                                                                                 4,011,772      4.1

               Wireless              99,706    SK Telecom Co., Ltd. (ADR)(a)                     1,685,031      1.7
               Telecommunications
               Services

                                               Total Investments in South Korea                 12,568,594     12.8

Taiwan         Banks              1,110,523    ++Bank Sinopac                                      512,847      0.5
                                    283,720    ++China Development Industrial Bank Inc.            234,030      0.3
                                  3,279,047    ++E. Sun Commercial Bank                          1,195,238      1.2
                                                                                             -------------    ------
                                                                                                 1,942,115      2.0

               Chemicals            706,416    Formosa Plastic Corporation                         806,336      0.8

               Computers &          144,850    Asustek Computer Inc.                               612,131      0.6
               Peripherals          177,494    Compal Electronics Inc.                             190,743      0.2
                                    128,400    Quanta Computer Inc.                                436,329      0.5
                                                                                             -------------    ------
                                                                                                 1,239,203      1.3

               Insurance            203,304    Cathay Life Insurance Co., Ltd.                     245,051      0.2

               Semiconductor        234,000    ++Advanced Semiconductor Engineering Inc.           144,084      0.1
               Equipment &           25,142    ++Advanced Semiconductor Engineering
               Products                        Inc. (ADR)(a)                                        76,683      0.1
                                    277,352    ++Mosel Vitelic, Inc.                               144,194      0.1
                                    396,000    Powerchip Semiconductor Corp.                       247,284      0.3
                                    327,250    ++Pro Mos Technologies Inc.                         246,174      0.3
                                  1,172,275    ++Taiwan Semiconductor Manufacturing Company      2,179,076      2.2
                                  1,325,200    ++United Microelectronics Corporation, Ltd.       1,758,979      1.8
                                    642,910    Winbond Electronics Corporation                     539,649      0.5
                                                                                             -------------    ------
                                                                                                 5,336,123      5.4

               Textiles &           263,560    Far Eastern Textile Ltd.                            146,975      0.2
               Apparel
                                               Total Investments in Taiwan                       9,715,803      9.9



CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)                                                    (in US dollars)
PACIFIC BASIN/ASIA                   Shares                                                                Percent of
(concluded)    Industries             Held             Investments                                 Value   Net Assets
Thailand       Banks                729,800    ++Thai Farmers Bank Public Company
                                               Limited 'Foreign'                             $     322,350      0.3%

               Media                 20,300    BEC World Public Company Limited 'Foreign'          108,494      0.1

               Oil & Gas            243,000    PTT Exploration and Production Public
                                               Company Limited 'Foreign'                           670,826      0.7

                                               Total Investments in Thailand                     1,101,670      1.1

                                               Total Investments in the Pacific Basin/Asia
                                               (Cost--$51,335,737)                              44,033,595     44.9

SHORT-TERM                             Face
SECURITIES                           Amount    Issue

               Commercial      $    513,000    General Motors Acceptance Corp.,
               Paper*                          4.13% due 7/02/2001                                 512,882      0.5

                                               Total Investments in Short-Term Securities
                                               (Cost--$512,882)                                    512,882      0.5

               Total Investments (Cost--$106,758,851)                                           96,961,182     98.9

               Other Assets Less Liabilities                                                     1,116,497      1.1
                                                                                             -------------    ------
               Net Assets                                                                    $  98,077,679    100.0%
                                                                                             =============    ======


*Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the
Fund.
++Non-income producing security.
(a)American Depositary Receipts (ADR).
(b)Global Depositary Receipts (GDR).
(c)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(e)Investment in companies of 5% or more of whose outstanding securities are held by the Fund (such companies are defined as
"Affiliated Companies" in Section 2 (a)(3) of the Investment Company
Act of 1940) are as follows:
                                 Net Share       Net         Dividend
Industry         Affiliate        Activity       Cost         Income

Metals &     Anglo American PLC    65,160    $ 1,026,485      +++
  Mining

+++Non-income producing security.

See Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
                    As of June 30, 2001
Assets:             Investments, at value (identified cost--$106,758,851)                                 $   96,961,182
                    Foreign cash                                                                                 347,203
                    Receivables:
                      Capital shares sold                                                 $     624,100
                      Securities sold                                                           623,206
                      Dividends                                                                 528,317        1,775,623
                                                                                          -------------
                    Prepaid expenses and other assets                                                             35,591
                                                                                                          --------------
                    Total assets                                                                              99,119,599
                                                                                                          --------------

Liabilities:        Payables:
                      Capital shares redeemed                                                   748,210
                      Investment adviser                                                         76,937
                      Securities purchased                                                       57,723
                      Distributor                                                                39,965          922,835
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       119,085
                                                                                                          --------------
                    Total liabilities                                                                          1,041,920
                                                                                                          --------------

Net Assets:         Net assets                                                                            $   98,077,679
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:         shares authorized                                                                     $      386,211
                    Class B Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                            377,735
                    Class C Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                             81,102
                    Class D Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                            114,806
                    Paid-in capital in excess of par                                                         345,409,212
                    Accumulated distributions in excess of investment income--net                              (874,928)
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net                                                             (210,283,302)
                    Accumulated distributions in excess of realized capital gains on
                    investments and foreign currency transactions--net                                      (27,312,230)
                    Unrealized depreciation on investments and foreign currency
                    transactions--net                                                                        (9,820,927)
                                                                                                          --------------
                    Net assets                                                                            $   98,077,679
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $40,411,558 and 3,862,113
Value:              shares outstanding                                                                    $        10.46
                                                                                                          ==============
                    Class B--Based on net assets of $37,713,099 and 3,777,347
                    shares outstanding                                                                    $         9.98
                                                                                                          ==============
                    Class C--Based on net assets of $8,065,298 and 811,018
                    shares outstanding                                                                    $         9.94
                                                                                                          ==============
                    Class D--Based on net assets of $11,887,724 and 1,148,059
                    shares outstanding                                                                    $        10.35
                                                                                                          ==============

                    See Notes to Consolidated Financial Statements.


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2001

CONSOLIDATED STATEMENT OF OPERATIONS
                    For the Year Ended June 30, 2001
Investment Income:  Dividends (net of $258,709 foreign withholding tax)                                   $    2,190,247
                    Interest and discount earned                                                                  60,177
                    Other                                                                                            619
                                                                                                          --------------
                    Total income                                                                               2,251,043
                                                                                                          --------------

Expenses:           Investment advisory fees                                             $    1,297,220
                    Account maintenance and distribution fees--Class B                          517,093
                    Custodian fees                                                              199,222
                    Transfer agent fees--Class B                                                159,254
                    Transfer agent fees--Class A                                                128,344
                    Accounting services                                                         114,121
                    Account maintenance and distribution fees--Class C                          107,181
                    Professional fees                                                            68,803
                    Printing and shareholder reports                                             50,731
                    Registration fees                                                            48,272
                    Account maintenance fees--Class D                                            38,200
                    Transfer agent fees--Class D                                                 37,774
                    Directors' fees and expenses                                                 36,165
                    Transfer agent fees--Class C                                                 33,874
                    Pricing fees                                                                  5,231
                    Other                                                                         8,950
                                                                                         --------------
                    Total expenses                                                                             2,850,435
                                                                                                          --------------
                    Investment loss--net                                                                       (599,392)
                                                                                                          --------------

Realized &          Realized loss from:
Unrealized Gain       Investments--net (net of $28,996 withholding tax on
(Loss) on             foreign capital gains)                                                                 (7,969,484)
Investments &         Foreign currency transactions--net                                      (550,346)      (8,519,830)
Foreign Currency                                                                         --------------
Transactions--Net:  Change in unrealized appreciation/depreciation on:
                      Investments--net                                                     (33,925,350)
                      Foreign currency transactions--net                                        467,169     (33,458,181)
                                                                                         --------------  ---------------
                    Net Decrease in Net Assets Resulting from Operations                                 $  (42,577,403)
                                                                                                         ===============

                    See Notes to Consolidated Financial Statements.


CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                    For the Year
                                                                                                  Ended June 30,
                    Increase (Decrease) in Net Assets:                                       2001               2000
Operations:         Investment loss--net                                                $     (599,392)   $    (979,418)
                    Realized gain (loss) on investments and foreign currency
                    transactions--net                                                       (8,519,830)       31,186,479
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                 (33,458,181)           97,794
                                                                                         --------------   --------------
                    Net increase (decrease) in net assets resulting from operations        (42,577,403)       30,304,855
                                                                                         --------------   --------------

Capital Share       Net decrease in net assets derived from capital
Transactions:       share transactions                                                     (59,695,307)     (42,589,402)
                                                                                         --------------   --------------

Net Assets:         Total decrease in net assets                                          (102,272,710)     (12,284,547)
                    Beginning of year                                                       200,350,389      212,634,936
                                                                                         --------------   --------------
                    End of year*                                                         $   98,077,679   $  200,350,389
                                                                                         ==============   ==============
                    *Accumulated investment loss (distributions in
                    excess of investment income)--net                                    $    (874,928)  $   (1,073,849)
                                                                                         ==============   ==============

                    See Notes to Consolidated Financial Statements.


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2001

CONSOLIDATED FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived                                     Class A
from information provided in the financial statements.                             For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                                   2001       2000      1999      1998       1997
Per Share           Net asset value, beginning of year                $  13.78   $  11.88  $  10.44  $  17.23   $  15.05
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net++                               .01        .01       .18       .08        .36
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net              (3.33)       1.89      1.32    (6.18)       2.21
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                    (3.32)       1.90      1.50    (6.10)       2.57
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --         --        --     (.12)      (.28)
                      In excess of investment income--net                   --         --        --     (.09)         --
                      Realized gain on investments--net                     --         --        --        --      (.11)
                      In excess of realized gain on investments--net        --         --     (.06)     (.48)         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                       --         --     (.06)     (.69)      (.39)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  10.46   $  13.78  $  11.88  $  10.44   $  17.23
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                (24.09%)     15.99%    14.60%  (36.00%)     17.66%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.65%      1.84%     1.97%     1.63%      1.53%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                                .09%       .10%     1.94%      .53%      2.32%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 40,412   $ 76,572  $ 83,115  $219,422   $471,790
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  41.01%     51.68%    84.92%    98.16%     86.68%
                                                                      ========   ========  ========  ========   ========
The following per share data and ratios have been derived                                             Class B
from information provided in the financial statements.                                   For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                                   2001       2000      1999      1998       1997
Per Share           Net asset value, beginning of year                $  13.29   $  11.57  $  10.28  $  17.04   $  14.90
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net++                      (.11)      (.12)       .08     (.07)        .19
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net              (3.20)       1.84      1.27    (6.08)       2.20
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                    (3.31)       1.72      1.35    (6.15)       2.39
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --         --        --     (.07)      (.14)
                      In excess of investment income--net                   --         --        --     (.06)         --
                      Realized gain on investments--net                     --         --        --        --      (.11)
                      In excess of realized gain on investments--net        --         --     (.06)     (.48)         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                       --         --     (.06)     (.61)      (.25)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   9.98   $  13.29  $  11.57  $  10.28   $  17.04
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                (24.91%)     14.87%    13.37%  (36.68%)     16.39%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             2.72%      2.88%     3.04%     2.67%      2.57%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                      (1.00%)     (.97%)      .91%    (.53%)      1.22%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 37,713   $ 79,861  $ 92,104  $164,929   $398,468
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  41.01%     51.68%    84.92%    98.16%     86.68%
                                                                      ========   ========  ========  ========   ========
The following per share data and ratios have been derived                                             Class C
from information provided in the financial statements.                                   For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                                   2001       2000      1999      1998       1997
Per Share           Net asset value, beginning of year                $  13.24   $  11.53  $  10.24  $  16.99   $  14.87
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net++                      (.11)      (.12)       .08     (.07)        .18
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net              (3.19)       1.83      1.27    (6.08)       2.20
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                    (3.30)       1.71      1.35    (6.15)       2.38
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --         --        --     (.07)      (.15)
                      In excess of investment income--net                   --         --        --     (.05)         --
                      Realized gain on investments--net                     --         --        --        --      (.11)
                      In excess of realized gain on investments--net        --         --     (.06)     (.48)         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                       --         --     (.06)     (.60)      (.26)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   9.94   $  13.24  $  11.53  $  10.24   $  16.99
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                (24.92%)     14.83%    13.42%  (36.69%)     16.37%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             2.73%      2.89%     3.04%     2.68%      2.58%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                       (.99%)     (.96%)      .90%    (.51%)      1.19%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $  8,065   $ 16,442  $ 17,768  $ 32,339   $ 71,769
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  41.01%     51.68%    84.92%    98.16%     86.68%
                                                                      ========   ========  ========  ========   ========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Consolidated Financial Statements.


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2001

CONSOLIDATED FINANCIAL HIGHLIGHTS (CONCLUDED)
The following per share data and ratios have been derived                                   Class D
from information provided in the financial statements.                            For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                                   2001       2000      1999      1998       1997
Per Share           Net asset value, beginning of year                $  13.68   $  11.81  $  10.41  $  17.19   $  15.02
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net++                      (.02)      (.02)       .16       .04        .32
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net              (3.31)       1.89      1.30    (6.15)       2.20
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                    (3.33)       1.87      1.46    (6.11)       2.52
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --         --        --     (.11)      (.24)
                      In excess of investment income--net                   --         --        --     (.08)         --
                      Realized gain on investments--net                     --         --        --        --      (.11)
                      In excess of realized gain on investments--net        --         --     (.06)     (.48)         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                       --         --     (.06)     (.67)      (.35)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  10.35   $  13.68  $  11.81  $  10.41   $  17.19
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                (24.34%)     15.83%    14.26%  (36.13%)     17.30%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.90%      2.09%     2.20%     1.88%      1.78%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                       (.16%)     (.15%)     1.74%      .28%      2.06%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 11,888   $ 27,475  $ 19,648  $ 31,686   $ 73,686
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  41.01%     51.68%    84.92%    98.16%     86.68%
                                                                      ========   ========  ========  ========   ========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Consolidated Financial Statements.



NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Developing Capital Markets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to write put and covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2001


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)


(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective July 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. As of June 30, 2001, no debt securities were held by the Fund.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of investment income and realized capital gains are due primarily to differing tax treatments for foreign currency transactions.

(h) Basis of consolidation--The accompanying consolidated financial statements include the accounts of Inversiones en Marcado Accionario de Valores Chile Limitada, a wholly-owned subsidiary, which primarily invests in Chilean securities. Intercompany accounts and transactions have been eliminated.

(i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $391,800 have been reclassified between accumulated net investment loss and accumulated net realized capital losses and $1,190,113 has been reclassified between paid-in capital in excess of par and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is a limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.0%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                               Account
                             Maintenance     Distribution
                                 Fee             Fee

Class B                          .25%           .75%
Class C                          .25%           .75%
Class D                          .25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended June 30, 2001, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                FAMD      MLPF&S

Class A                         $524      $5,969
Class D                         $320      $5,016

For the year ended June 30,2001, MLPF&S received contingent deferred sales charges of $61,394 and $1,748 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MPF&S received contingent deferred sales charges of $59,879 relating to transactions subject to front-end sales charge waivers in Class D shares.

In addition, MLPF&S received $63,089 in commissions on the execution of portfolio security transactions for the Fund for the year ended June 30, 2001.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimbursed FAM at its cost for such services. For the year ended June 30, 2001, the Fund reimbursed FAM an aggregate of $73,299 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2001 were $52,149,146 and $107,161,371, respectively.

Net realized losses for the year ended June 30, 2001 and net unrealized losses as of June 30, 2001 were as follows:

                                     Realized          Unrealized
                                      Losses             Losses

Long-term investments          $  (7,969,484)       $ (9,797,669)
Foreign currency transactions       (550,346)            (23,258)
                                -------------        ------------
Total                          $  (8,519,830)       $ (9,820,927)
                                =============        ============

As of June 30, 2001, net unrealized depreciation for Federal income tax purposes aggregated $11,042,068, of which $11,964,445 related to appreciated securities and $23,006,513 related to depreciated securities. The aggregate cost of investments at June 30, 2001 for Federal income tax purposes was $108,003,250.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $59,695,307 and $42,589,402 for the years ended June 30, 2001 and June 30, 2000, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the Year                              Dollar
Ended June 30, 2001                   Shares             Amount

Shares sold                           879,436      $    9,403,928
Shares redeemed                   (2,572,221)        (28,834,643)
                                -------------      --------------
Net decrease                      (1,692,785)     $  (19,430,715)
                                =============      ==============

Class A Shares for the Year                              Dollar
Ended June 30, 2000                   Shares             Amount

Shares sold                           631,619      $    8,674,622
Shares issued resulting from
reorganization                         34,779             447,897
                                -------------      --------------
Total issued                          666,398           9,122,519
Shares redeemed                   (2,109,028)        (27,706,605)
                                -------------      --------------
Net decrease                      (1,442,630)     $  (18,584,086)
                                =============      ==============


Class B Shares for the Year                              Dollar
Ended June 30, 2001                   Shares             Amount

Shares sold                           226,224      $    2,456,422
Automatic conversion of shares      (135,171)         (1,605,266)
Shares redeemed                   (2,321,616)        (25,643,496)
                                -------------      --------------
Net decrease                      (2,230,563)     $  (24,792,340)
                                =============      ==============


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2001


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)



Class B Shares for the Year                              Dollar
Ended June 30, 2000                   Shares             Amount

Shares sold                           780,129       $  10,082,221
Shares issued resulting from
reorganization                        135,377           1,683,229
                                -------------      --------------
Total issued                          915,506          11,765,450
Automatic conversion of shares      (226,293)         (2,861,551)
Shares redeemed                   (2,638,734)        (33,736,586)
                                -------------      --------------
Net decrease                      (1,949,521)     $  (24,832,687)
                                =============      ==============


Class C Shares for the Year                              Dollar
Ended June 30, 2001                   Shares             Amount

Shares sold                            92,113       $     974,785
Shares redeemed                     (522,852)         (5,765,066)
                                -------------      --------------
Net decrease                        (430,739)     $   (4,790,281)
                                =============      ==============


Class C Shares for the Year                              Dollar
Ended June 30, 2000                   Shares             Amount

Shares sold                           170,097       $   2,198,270
Shares issued resulting from
reorganization                         12,021             148,890
                                -------------      --------------
Total issued                          182,118           2,347,160
Shares redeemed                     (481,324)         (6,159,185)
                                -------------      --------------
Net decrease                        (299,206)     $   (3,812,025)
                                =============      ==============

Class D Shares for the Year                              Dollar
Ended June 30, 2001                   Shares             Amount

Shares sold                           125,244       $   1,372,769
Automatic conversion of shares        131,068           1,605,266
                                -------------      --------------
Total issued                          256,312           2,978,035
Shares redeemed                   (1,117,191)        (13,660,006)
                                -------------      --------------
Net decrease                        (860,879)     $  (10,681,971)
                                =============      ==============

Class D Shares for the Year                              Dollar
Ended June 30, 2000                   Shares             Amount

Shares sold                           843,820      $   11,304,507
Automatic conversion of shares        220,665           2,861,551
Shares issued resulting from
reorganization                         22,034             281,628
                                -------------      --------------
Total issued                        1,086,519          14,447,686
Shares redeemed                     (740,603)         (9,808,290)
                                -------------      --------------
Net increase                          345,916      $    4,639,396
                                =============      ==============

5. Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended June 30, 2001.


6. Capital Loss Carryforward:
At June 30, 2001, the Fund had a net capital loss carryforward of approximately $220,516,000, of which $5,000 expires in 2003, $594,000 expires in 2005 and $219,917,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Developing Capital Markets Fund, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Merrill Lynch Developing Capital Markets Fund, Inc. and its subsidiary as of June 30, 2001, the related consolidated statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 2001 by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Developing Capital Markets Fund, Inc. and its subsidiary as of June 30, 2001, the results of their operations, the changes in their net assets, and the consolidated financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
August 10, 2001


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2001


PORTFOLIO INFORMATION (unaudited)

Ten Largest Equity Holdings                      Percent of
As of June 30, 2001                              Net Assets

China Mobile (Hong Kong) Limited (ADR)              4.0%
Samsung Electronics                                 3.2
Telefonos de Mexico SA (ADR)                        2.8
Cemex, SA de CV (ADR)*                              2.4
Taiwan Semiconductor Manufacturing Company          2.2
America Movil, SA de CV (Series L) (ADR)            2.1
RAO Unified Energy Systems                          1.9
United Microelectronics Corporation, Ltd.           1.8
Fomento Economico Mexicano, SA de CV (ADR)          1.7
SK Telecom Co., Ltd. (ADR)                          1.7

*Includes combined holdings.



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Robert C. Doll Jr., Senior Vice President
Grace Pineda, Senior Vice President and
Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Susan B. Baker, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02119-3661

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863